Exhibit 10.7

LB PHARMACEUTICALS INC

2023 STOCK INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

[Insert Name here]
Address:

You (“you” or “Optionee”) have been granted an option (the “Option”) to purchase Common Stock (“Shares”) of LB Pharmaceuticals Inc, a Delaware corporation (the “Company”), pursuant to the Company’s 2023 Stock Incentive Plan appended hereto as Appendix 1 (the “Plan”), the Stock Option Agreement appended hereto as Appendix 2 (the “Stock Option Agreement”), and the following terms:

Date of Grant:

Exercise Price Per Share:	$1.50

Total Number of Shares:

Total Exercise Price:	$

Type of Option:	Shares Incentive Stock Option

Shares Nonstatutory Stock Option

Expiration Date:

Vesting Commencement Date:

Vesting/Exercise Schedule:

So long as your Continuous Service Status (as defined in the Plan) does not terminate (and provided that no vesting shall occur following the Termination Date (as defined in Section 5 of the Stock Option Agreement)), the Shares underlying this Option shall vest and become exercisable in accordance with the following schedule: [      [Insert 1/36th of total] of the Total Number of Shares shall vest and become exercisable on the day of each month after the Date of Grant (and if there is no corresponding day, the last day of the month).]

Notwithstanding the above, if Optionee is terminated without Cause (as defined in the Plan) by the Company (or a successor, if appropriate) in connection with or following the consummation of a Change of Control (as defined in the Plan), then the vesting and exercisability of this Option shall accelerate such that this Option shall become vested and exercisable to the extent of 100% of the Shares then unvested. The acceleration of vesting provided for in the previous sentence shall occur immediately prior to the Termination Date. In the event of a Change of Control, if the Company’s successor does not agree to assume this Option, or to substitute an equivalent award or right for this Option, and Optionee does not voluntarily resign without continuing with the Company’s successor, then any acceleration of vesting that would otherwise occur upon Optionee’s termination shall occur immediately prior to, and contingent upon, the consummation of such Change of Control.

Termination Period:	Provided that your Continuous Service Status has not been terminated for Cause, you may exercise this Option (to the extent vested) for 3 months after the Termination Date except as set out in Section 5 of the Stock Option Agreement (but in no event later than the Expiration Date set forth above). You are responsible for keeping track of these exercise periods following the Termination Date. The Company will not provide further notice of such periods.

Transferability:	You may not transfer this Option except as set forth in Section 6 of the Stock Option Agreement.

[Signature Page Follows]

2

By your signature and the signature of the Company’s representative below or by otherwise accepting or exercising this Option, you and the Company agree that this Option is granted under and governed by the terms and conditions of this Notice, the Plan and the Stock Option Agreement, both of which are attached to and made a part of this Notice.

In addition, you agree and acknowledge that your rights to any Shares underlying this Option will vest only as you provide services to the Company over time, that the grant of this Option is not as consideration for services you rendered to the Company prior to your date of hire or engagement, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause, subject to Applicable Laws. Also, to the extent applicable, the Exercise Price Per Share has been set in good faith compliance with the applicable guidance issued by the IRS under Section 409A of the Code. However, there is no guarantee that the IRS will agree with the valuation, and by signing below, you agree and acknowledge that the Company, its Directors, officers, employees, agents and stockholders shall not be held liable for any applicable costs, taxes, or penalties associated with this Option if, in fact, the IRS or any other person (including, without limitation, a successor corporation or an acquirer in a Change of Control) were to determine that this Option constitutes deferred compensation under Section 409A of the Code. You should consult with your own tax advisor concerning the tax consequences of such a determination by the IRS. For purposes of this paragraph, the term “Company” will be interpreted to include any Parenbt, Subsidiary or Affiliate.

THE COMPANY:

LB PHARMACEUTICALS INC

By:
(Signature)
Name:
Title:

OPTIONEE:

(PRINT NAME)

(Signature)

Address:

3

LB PHARMACEUTICALS INC

2023 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

This Stock Option Agreement is made effective as of    , 2023 by and between LB Pharmaceuticals Inc, a Delaware corporation (the “Company”) and the person (“Optionee”) named in the Notice of Stock Option Grant (the “Notice”), and provides as follows:

1.  Grant of Option. The Company hereby grants to the Optionee an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice, at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the 2023 LB Pharmaceuticals Inc Stock Incentive Plan (the “Plan”) adopted by the Company, which is incorporated in this Stock Option Agreement (this “Agreement”) by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement or the Notice shall have the meanings defined in the Plan.

2.  Designation of Option. This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent this Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option.

Notwithstanding the above, if designated as an Incentive Stock Option, in the event that the Shares subject to this Option (and all other incentive stock options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a nonstatutory stock option, in accordance with Section 5(c) of the Plan.

3.  Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and with the provisions of Section 7(c) of the Plan as follows:

(a)  Right to Exercise.

(i)  This Option may not be exercised for a fraction of a share.

(ii)  In the event of Optionee’s death or Disability (if Optionee is a natural person) or other termination of Continuous Service Status, the exercisability of this Option is governed by Section 5 below, subject to the limitations contained in this Section 3.

(iii)  In no event may this Option be exercised after the Expiration Date set forth in the Notice.

(b)  Method of Exercise.

(i)  This Option shall be exercisable by execution and delivery of the Exercise Agreement attached hereto as Attachment A or of any other form of written notice approved for such purpose by the Company which shall state Optionee’s election to exercise this Option, the number of Shares in respect of which this Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Company in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the aggregate Exercise Price for the purchased Shares.

(ii)  As a condition to the grant, vesting and exercise of this Option and as further set forth in Section 9 of the Plan, Optionee hereby agrees to make adequate provision for the satisfaction of (and will indemnify the Company and any Subsidiary or Affiliate for) any applicable taxes or tax withholdings, social contributions, required deductions, or other payments, if any (“Tax-Related Items”), which arise upon the grant, vesting or exercise of this Option, ownership or disposition of Shares, receipt of dividends, if any, or otherwise in connection with this Option or the Shares, whether by withholding, direct payment to the Company, or otherwise as determined by the Company in its sole discretion. Regardless of any action the Company or any Subsidiary or Affiliate takes with respect to any or all applicable Tax-Related Items, Optionee acknowledges and agrees that the ultimate liability for all Tax-Related Items is and remains Optionee’s responsibility and may exceed any amount actually withheld by the Company or any Subsidiary or Affiliate. Optionee further acknowledges and agrees that Optionee is solely responsible for filing all relevant documentation that may be required in relation to this Option or any Tax-Related Items other than filings or documentation that is the specific obligation of the Company or any Subsidiary or Affiliate pursuant to Applicable Laws, such as but not limited to personal or entity income tax returns or reporting statements in relation to the grant, vesting or exercise of this Option, the holding of Shares or any bank or brokerage account, the subsequent sale of Shares, and the receipt of any dividends. Optionee further acknowledges that the Company makes no representations or undertakings regarding the treatment of any Tax-Related Items and does not commit to and is under no obligation to structure the terms or any aspect of the Option to reduce or eliminate Optionee’s liability for Tax-Related Items or achieve any particular tax result. Optionee also understands that Applicable Laws may require varying Share or option valuation methods for purposes of calculating Tax-Related Items, and the Company assumes no responsibility or liability in relation to any such valuation or for any calculation or reporting of income or Tax-Related Items that may be required of Optionee under Applicable Laws. Further, if Optionee has become subject to Tax-Related Items in more than one jurisdiction, Optionee acknowledges that the Company or any Subsidiary or Affiliate may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(iii)  The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of this Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. Furthermore, Optionee understands that the Applicable Laws of the country in which Optionee is located, residing or working at the time of grant, vesting, and/or exercise of this Option (including any rules or regulations governing securities, foreign exchange, tax, labor or other matters) may restrict or prevent exercise of this Option. This Option may not be exercised until such time as the Plan has been approved by the holders of capital stock of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Laws, including any applicable U.S. federal or state securities laws or any other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which this Option is exercised with respect to such Shares, subject to Applicable Laws.

(iv)  Subject to compliance with Applicable Laws, this Option shall be deemed to be exercised upon receipt by the Company of the appropriate written notice of exercise accompanied by the Exercise Price and the satisfaction of any applicable obligations described in Section 3(b)(ii) above.

4.  Method of Payment. Unless otherwise specified by the Company in its sole discretion to comply with Applicable Laws or facilitate the administration of the Plan, payment of the Exercise Price shall be by cash or check or, following the initial public offering of the Company’s Common Stock, by Cashless Exercise pursuant to which the Optionee delivers an irrevocable direction to a securities broker (on a form prescribed by the Company and according to a procedure established by the Company).

Optionee understands and agrees that, if required by the Company or Applicable Laws, any cross-border cash remittance made to exercise this Option or transfer proceeds received upon the sale of Shares must be made through a locally authorized financial institution or registered foreign exchange agency and may require Optionee to provide to such entity certain information regarding the transaction. Moreover, Optionee understands and agrees that the future value of the underlying Shares is unknown and cannot be predicted with certainty and may decrease in value, even below the Exercise Price. Optionee understands that neither the Company nor any Subsidiary or Affiliate is responsible for any foreign exchange fluctuation between local currency and the United States Dollar or the selection by the Company or any Subsidiary or Affiliate in its sole discretion of an applicable foreign currency exchange rate that may affect the value of the Option (or the calculation of income or Tax-Related Items thereunder).

5.  Termination of Relationship. Following the date of termination of Optionee’s Continuous Service Status for any reason (the “Termination Date”), Optionee may exercise this Option only as set forth in the Notice and this Section 5. If Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, this Option shall terminate in its entirety. In no event may any Option be exercised after the Expiration Date of this Option as set forth in the Notice. For the avoidance of doubt and for purposes of this Option only, termination of Continuous Service Status and the Termination Date will be deemed to occur as of the date Optionee is no longer actively providing services as an Employee or Consultant (except, in certain circumstances, to the extent Optionee is on a Company-approved leave of absence and subject to any Company policy or Applicable Laws regarding such leaves) and will not be extended by any notice period or “garden leave” that may be required contractually or under Applicable Laws, unless otherwise determined by the Company in its sole discretion.

(a)  General Termination. In the event of termination of Optionee’s Continuous Service Status other than as a result of Optionee’s Disability or death (if Optionee is a natural person) or Optionee’s termination for Cause, Optionee may, to the extent Optionee is vested in the Optioned Stock, exercise this Option during the Termination Period set forth in the Notice.

(b)  Termination upon Disability of Optionee. If Optionee is a natural person, then in the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s Disability, Optionee may, but only within 12 month(s) following the Termination Date, exercise this Option to the extent Optionee is vested in the Optioned Stock.

(c)  Death of Optionee. If Optionee is a natural person, then in the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s death, or in the event of Optionee’s death within 3 month(s) following Optionee’s Termination Date, this Option may be exercised at any time within 12 month(s) following the Termination Date, or if later, 12 month(s) following the date of death by any beneficiaries designated in accordance with Section 15 of the Plan or, if there are no such beneficiaries, by the Optionee’s estate, or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee is vested in the Optioned Stock.

(d)  Termination for Cause. In the event of termination of Optionee’s Continuous Service Status for Cause, this Option (including any vested portion thereof) shall immediately terminate in its entirety upon first notification to Optionee of such termination for Cause. If Optionee’s Continuous Service Status is suspended pending an investigation of whether Optionee’s Continuous Service Status will be terminated for Cause, all Optionee’s rights under this Option, including the right to exercise this Option, shall be suspended during the investigation period.

6.  Non-Transferability of Option; Shareholders Agreements.

(a)  This Option may not be transferred in any manner otherwise than, if Optionee is a natural person, by will or by the laws of descent or distribution and may be exercised during the lifetime of any natural person Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

(b)  As a condition precedent to entering into this Agreement, or exercising the Options, at the request of the Company, Optionee shall become a party to any shareholders, right of first refusal and/or co-sale, drag-along and/or tag-along, transfer restriction, voting, or similar agreements to which the Company is a party at the time of Optionee’s execution and delivery of this Agreement, or to which the holders of at least 50% of the outstanding shares of Common Stock are parties or may become parties after Optionee’s execution and delivery of this Agreement, in each case as such agreement may be amended from time to time (each, a “Shareholders Agreement”), by executing a joinder agreement, adoption agreement or counterpart signature page agreeing to be bound by and subject to the terms of a Shareholders Agreement as a holder of Common Stock.

7.  Lock-Up Agreement. If so requested by the Company or the underwriters in connection with the initial public offering of the Company’s securities registered under the Securities Act of 1933, as amended, Optionee shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (except for those being registered) without the prior written consent of the Company or such underwriters, as the case may be, for 180 days from the effective date of the registration statement, plus such additional period, to the extent required by FINRA rules, up to a maximum of 216 days from the effective date of the registration statement, and Optionee shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of such offering.

8.  Effect of Agreement. Optionee acknowledges receipt of a copy of the Plan and represents that Optionee is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Administrator regarding any questions relating to this Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.

9.  Imposition of Other Requirements. The Company reserves the right, without Optionee’s consent, to cancel or forfeit outstanding grants or impose other requirements on Optionee’s participation in the Plan, on this Option and the Shares subject to this Option and on any other Award or Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with Applicable Laws or facilitate the administration of the Plan. Optionee agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, Optionee acknowledges that the Applicable Laws of the country in which Optionee is residing, working, or located at the time of grant, holding, vesting, and exercise of the Option or the holding or sale of Shares received pursuant to the Option (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject Optionee to additional procedural or regulatory requirements that Optionee is and will be solely responsible for and must fulfill. The Optionee also understands and agrees that if the Optionee works, resides, is located, in, moves to, or otherwise is or becomes subject to Applicable Laws or Company policies of another jurisdiction at any time, certain country-specific notices, disclaimers and/or terms and conditions may apply to Optionee as from the date of grant, unless otherwise determined by the Company in its sole discretion.

10.  Electronic Delivery and Translation. The Company may, in its sole discretion, decide to deliver any documents related to Optionee’s current or future participation in the Plan, this Option, the Shares subject to this Option, any other Company Securities or any other Company-related documents, by electronic means. By accepting this Option, whether electronically or otherwise, Optionee hereby (i) consents to receive such documents by electronic means, (ii) consents to the use of electronic signatures, and (iii) if applicable, agrees to participate in the Plan and/or receive any such documents through an on-line or electronic system established and maintained by the Company or a third party designated by the Company, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions. To the extent Optionee has been provided with a copy of this Agreement, the Plan, or any other documents relating to this Option in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation.

11.  No Acquired Rights or Employment Rights. In accepting the Option, Optionee acknowledges that the Plan is established voluntarily by the Company, is discretionary in nature, and may be modified, amended, suspended or terminated by the Company at any time. The grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of Options, other Awards or benefits in lieu of Options, even if Options have been granted repeatedly in the past, and all decisions with respect to future grants of Options or other Awards, if any, will be at the sole discretion of the Company. In addition, Optionee’s participation in the Plan is voluntary, and the Option and the Shares subject to the Option are extraordinary items that do not constitute regular compensation for services rendered to the Company or any Subsidiary or Affiliate and are outside the scope of Optionee’s employment contract, consulting agreement, or other applicable written agreement, if any. The Option and the Shares subject to the Option are not intended to replace any pension rights or compensation and are not part of normal or expected salary or compensation for any purpose, including but not limited to calculating severance payments, if any, upon termination. Nothing contained in this Agreement is intended to constitute or create a contract of employment or service, nor shall it constitute or create the right to remain associated with or in the employ or service of the Company or any Subsidiary or Affiliate for any particular period of time. This Agreement shall not interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate Optionee’s employment or service at any time, subject to Applicable Laws.

12.  Data Privacy. Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, whether in electronic or other form, of Optionee’s Personal Data (as described below) by and among, as applicable, the Company and any Subsidiary or Affiliate or third parties as may be selected by the Company for the exclusive purpose of implementing, administering, and managing Optionee’s participation in the Plan. Optionee understands that refusal or withdrawal of consent will affect Optionee’s ability to participate in the Plan; without providing consent, Optionee will not be able to participate in the Plan or realize benefits (if any) from the Option.

Optionee understands that the Company and any Subsidiary or Affiliate or designated third parties may hold personal information about Optionee, including, but not limited to, Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Subsidiary or Affiliate, details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Optionee’s favor (“Personal Data”). Optionee understands that Personal Data may be transferred to any Subsidiary or Affiliate or third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the United States, Optionee’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than Optionee’s country. In particular, the Company may transfer Personal Data to the broker or stock plan administrator assisting with the Plan, to its legal counsel and tax/accounting advisor, and to the Subsidiary or Affiliate that is your employer and its payroll provider.

13.  Miscellaneous.

(a)  Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

(b)  Entire Agreement. This Agreement, together with the Notice to which this Agreement is attached and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between the parties related to the subject matter hereof.

(c)  Amendments and Waivers. Except as contemplated under the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.

(d)  Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.

(e)  Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.

(f)  Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(g)  Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(h) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Execution of a facsimile or scanned copy will have the same force and effect as execution of an original, and a facsimile or scanned signature will be deemed an original and valid signature.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Stock Option Agreement as of the date first set forth above.

THE COMPANY:

LB PHARMACEUTICALS INC

By:
(Signature)
Name:
Title:

OPTIONEE:

(PRINT NAME)

(Signature)

Address:

LB PHARMACEUTICALS INC

2023 STOCK INCENTIVE PLAN

EXERCISE AGREEMENT

This Exercise Agreement (this “Agreement”) is made as of      , by and between LB Pharmaceuticals Inc, a Delaware corporation (the “Company”), and       (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2023 LB Pharmaceuticals Inc Stock Incentive Plan (the “Plan”), the Notice (as defined below) and the Stock Option Agreement (as defined below).

1. Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise Purchaser’s option to purchase      shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Plan, the Notice of Stock Option Grant dated       (the “Notice”) and the Stock Option Agreement dated      (the “Stock Option Agreement”). The purchase price for the Shares shall be $   per Share for a total purchase price of $  . The term “Shares” refers to the purchased Shares and all securities received in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.

2. Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement, the payment of the aggregate exercise price by any method listed in Section 4 of the Stock Option Agreement, and the satisfaction of any applicable tax, withholding, required deductions or other payments, all in accordance with the provisions of Section 3(b) of the Stock Option Agreement. The Company shall issue the Shares to Purchaser by entering such Shares in Purchaser’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company, against payment of the exercise price therefor by Purchaser. The Company will deliver to Purchaser a stock certificate or, upon request in the case of uncertificated securities, a notice of issuance, for the Shares as soon as practicable following such date.

3. Call Option.

(a)  The Shares are subject to any and all limitations on transfer created by the transfer restrictions set forth in a Shareholders Agreement, and Applicable Law, and Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions thereof. In addition, subject to the terms of this Section, if the Optionee’s employment or consulting relationship with the Company terminates or expires for any reason or without reason, the Company shall have the option (the “Call Option”), but not the obligation, to purchase any or all Shares that (x) are subject to purchase by Optionee pursuant to the Stock Option Agreement on the date of termination or expiration of Optionee’s employment or consulting relationship with the Company and are purchased after such termination or expiration date or (y)

were purchased at any time prior to the termination or expiration of the Optionee’s employment or consulting relationship. As used herein, the “Offer Date” shall mean the date on which Optionee’s service as a consultant or employment as an employee with the Company terminates or discontinues.

(b) If the Company elects to exercise its Call Option, the Company shall provide written notice (the “Call Notice”) to the Optionee within 45 days after the later of the Offer Date or the date of acquisition by the Optionee of Shares that are subject to the Call Option of (i) the impending purchase by the Company pursuant to this Section, and (ii) the terms of such purchase pursuant to this Section, including without limitation the Purchase Price (as defined below) and the closing date for such purchase, which shall not be more than 90 days after the date of the Call Notice. If the Company does not deliver such notice within the time specified, the Company shall be deemed to have waived its right to purchase Optionee’s Shares under this Section.

(c) The purchase price for the Shares under this Section (the “Purchase Price”) shall be equal to the amount that would be distributable to the Optionee with respect to such Shares if the Company sold all of its assets at fair market value and immediately liquidated, the Company’s debts and liabilities were satisfied, and the proceeds of the liquidation were distributed pursuant to the Articles of Incorporation of the Company and Applicable Laws, all as determined in good faith by the Board based on such factors as the Board, in the exercise of its reasonable business judgment, considers relevant; provided that if the Optionee’s engagement or employment with the Company was terminated by the Company for “Cause” (as defined below), the Purchase Price shall be no greater than $0.01 per Share. As used in this Section, “Cause” shall have the meaning provided in any engagement or employment agreement between the Company and the Optionee, and if no such definition exists, “Cause” shall mean (i) the breach by the Optionee of any written agreement he or she may have with the Company or any of its affiliates, (ii) embezzlement, fraud, larceny or theft by the Optionee with respect to the Company or any of its affiliates, (iii) the conviction of the Optionee of a felony, the entrance by the Optionee of a plea of guilty or nolo contendere with respect to a felony or the arrest of the Optionee for a felony predicated on an act of dishonesty, embezzlement, fraud, larceny, theft or moral turpitude, or (iv) the willful misconduct or gross negligence of the Optionee in the performance of the services he or she is to perform on the Company’s behalf. The Board shall not take into consideration valuation discounts or premiums pertaining to minority interests, controlling interests, lack of marketability, nonvoting features or otherwise.

(d) The Company and the Optionee shall close and settle the sale of the Shares identified in the Call Notice at the offices of the Company’s legal counsel. The Company shall pay the Purchase Price (i) in cash at closing to the extent of at least fifty percent (50%) of the Purchase Price, and (ii) the balance in the form of a promissory note (the “Promissory Note”) executed by the Company in favor of the Optionee, bearing interest on the unpaid principal balance at an annual rate equal to the annual prime commercial rate prevailing at the primary depository bank of the Company as of the settlement date, providing for five (5) equal annual principal and interest installments and amortization over a term of five (5) years, subject to prepayment in whole or in part at any time or times without penalty, and subject to acceleration upon the occurrence of a Change of Control or the sale or other disposition of at least a majority of the voting securities of the Company (in a single transaction or series of related transactions). At closing, the Company shall pay the Purchase Price in accordance with the terms of this Section and the Optionee shall deliver any certificates evidencing the Shares being purchased to the Company properly endorsed in blank for transfer. If the Optionee fails to deliver the Shares identified in the Call Notice duly endorsed for transfer to the Company at such closing, then all rights with respect to such Shares, including, without limitation, any right to vote or receive dividends with respect to such Shares, shall forthwith after such closing terminate, except only the right of the holder to receive the payment described above, without interest, upon surrender of their certificate or certificates therefor.

4. Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

(a) Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any other person or entity.

(b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

(c) Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities.

(d) Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Exchange Act, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this Section 4(d), Purchaser acknowledges and agrees to the restrictions set forth in Section 4(e) below.

(e) Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(f) Purchaser represents that Purchaser is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (attached hereto as Annex I). Purchaser also agrees to notify the Company if Purchaser becomes subject to such disqualifications after the date hereof.

(g) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

5. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Any stock certificate or, in the case of uncertificated securities, any notice of issuance, for the Shares shall bear the following legends (as well as any legends set forth in a Shareholders Agreement, or required by the Company or applicable state and federal corporate and securities laws):

THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

THE SECURITIES REFERENCED HEREIN ARE SUBJECT TO A CALL OPTION IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY AT NO CHARGE.

(b) Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

6. No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent, subsidiary or affiliate of the Company, to terminate Purchaser’s employment or consulting relationship, as and if applicable, for any reason, with or without cause.

7. Waiver of Statutory Information Rights. Purchaser acknowledges and understands that, but for the waiver made herein, Purchaser would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the Delaware General Corporation Law (any and all such rights, and any and all such other rights of Purchaser as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, Purchaser hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to the Inspection Rights of Purchaser in Purchaser’s capacity as a stockholder and shall not affect any rights of a director, in his or her capacity as such, under Section 220The foregoing waiver shall not apply to any contractual inspection rights of Purchaser under any written agreement with the Company.

8. Miscellaneous.

(a) Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

(b) Entire Agreement. This Agreement, together with the Option Agreement and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter thereof.

(c) Amendments and Waivers. Except as contemplated under the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.

(d) Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this

Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.

(e) Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.

(f) Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(g) Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(h) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Execution of a facsimile or scanned copy will have the same force and effect as execution of an original, and a facsimile or scanned signature will be deemed an original and valid signature.

(i) Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to this Agreement or any notices required by applicable law or the Company’s Certificate of Incorporation or Bylaws by email or any other electronic means. Purchaser hereby consents to (i) conduct business electronically (ii) receive such documents and notices by such electronic delivery and (iii) sign documents electronically and agrees to participate through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

[Signature Page Follows]

The parties have executed this Exercise Agreement as of the date first set forth above.

THE COMPANY:

LB Pharmaceuticals Inc

By:
(Signature)
Name:
Title:

Address:

PURCHASER:

(PRINT NAME)

(Signature)

Address:

Email:

LB PHARMACEUTICALS INC

RESTRICTED STOCK AWARD AGREEMENT

This Restricted Stock Award Agreement (this “Agreement”) is made effective as of [Date] (the “Grant Date”) by and between LB Pharmaceuticals Inc, a Delaware corporation (the “Company”), and [Name] (“Grantee”) pursuant to the Company’s 2023 Stock Incentive Plan (the “Plan”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan.

1. Grant of Stock. Subject to the terms and conditions of this Agreement, the Company hereby issues to Grantee, and Grantee hereby accepts from the Company, [●] shares of the Company’s Common Stock (the “Shares”). The Company will enter the Shares in Grantee’s name as of the Grant Date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company. The Company will issue a stock certificate (if the stock is certificated) representing the Shares as soon as practicable following the Grant Date. As used elsewhere herein, the term “Shares” refers to all of the Shares granted hereunder and all securities received in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Grantee is entitled by reason of Grantee’s ownership of the Shares. By Grantee’s signature and the signature of the Company’s representative below, Grantee and the Company agree that this grant of Shares is governed by the terms and conditions of this Agreement and the Plan which is attached to and made a part of this Agreement.

2. Limitations on Transfer.

(a) Transfer Restrictions. The Shares granted to Grantee hereunder are subject to certain transfer restrictions and the other terms contained in (i) the certificate of incorporation of the Company, as amended from time to time (the “Certificate of Incorporation”), (ii) the bylaws of the Company, as amended from time to time, and (iii) any stockholders, right of first refusal and/or co-sale, drag-along and/or tag-along, transfer restriction, voting, or similar agreements to which the Company is a party as of the Grant Date, or to which the holders of at least 50% of the outstanding shares of Common Stock may become parties after Grantee’s execution and delivery of this Agreement, in each case to the extent Grantee is required to be a party thereof, including without limitation, the Right of First Refusal and Co-Sale Agreement dated August 29, 2023 and the Voting Agreement dated August 29, 2023 if, upon the Grant Date, such Grantee holds in the aggregate one percent (1%) or more of the outstanding capital stock of the Company (treating for this purpose all shares of Common Stock issuable upon exercise of or conversion of outstanding options, warrants or convertible securities, as if exercised and/or converted or exchanged) (as amended from time to time, the “Stockholders Agreements”) ((i) (ii) and (iii) collectively, the “Governing Documents”). Copies of the applicable Governing Documents have been made available to Grantee on or prior to the Grant Date. Simultaneously with the execution of this Agreement, Grantee will deliver to the Company an executed joinder or adoption agreement with respect to each Stockholders Agreement to which Grantee is required to become a party pursuant to this Section 2(a).

(b) Vesting.

(i) As of the Grant Date, none of the Shares are non-forfeitable (together with any Shares that become non-forfeitable hereunder, the “Vested Shares”), and [●] of the Shares are subject to forfeiture as and to the extent provided in Section 2(b)(ii) (the “Unvested Shares”), in each case subject to the terms of this Agreement. On the [●] day of each month after the Grant Date, [●] of the Unvested Shares shall vest such that all of the Shares shall have become Vested Shares on [Date]; provided, however, that such scheduled releases shall immediately cease as of the Termination Date (as defined herein). Fractional shares shall be rounded to the nearest whole share.

(ii) If Grantee’s employment or engagement with the Company terminates for any reason or for no reason, including without limitation by reason of Grantee’s death or disability, all Unvested Shares shall be forfeited immediately and without further action by any party and Grantee shall not be entitled to any payment or compensation whatsoever with respect to the Unvested Shares.

(c) Acceleration of Vesting. Notwithstanding the terms of Section 2(b) above, if Grantee is terminated without Cause by the Company (or a successor, if appropriate) in connection with or following the consummation of a Change of Control, then the vesting shall accelerate such that all of the Unvested Shares shall thereupon become Vested Shares. The acceleration of vesting provided for in the previous sentence shall occur immediately prior to the Termination Date (as defined below).

(d) Call Option.

(i) The Shares are subject to any and all limitations on transfer created by the transfer restrictions set forth in the applicable Stockholders Agreements and Applicable Law, and Grantee shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions thereof. In addition, subject to the terms of this Section 2(d), if Grantee’s employment or consulting relationship with the Company terminates or expires for any reason or for no reason, including without limitation by reason of Grantee’s death or disability, the Company shall have the option (the “Call Option”), but not the obligation, to purchase any or all Vested Shares. As used herein, the “Offer Date” shall mean the date on which Grantee’s employment as an employee or service as a consultant with the Company terminates or discontinues.

(ii) If the Company elects to exercise the Call Option, the Company shall provide written notice (the “Call Notice”) to Grantee within 45 days after the Offer Date of (A) the impending purchase by the Company pursuant to this Section 2(d), and (B) the terms of such purchase pursuant to this Section 2(d), including without limitation the Purchase Price (as defined below) and the closing date for such purchase, which shall not be more than 90 days after the date of the Call Notice. If the Company does not deliver such notice within the time specified, the Company shall be deemed to have waived its right to purchase Grantee’s Vested Shares under this Section 2(d).

(iii) The purchase price for the Vested Shares under this Section 2(d) (the “Purchase Price”) shall be equal to the product of the number of such Vested Shares times the Fair Market Value of one Vested Share as determined by the Administrator in its sole discretion; provided that notwithstanding anything to the contrary stated herein, if Grantee’s engagement or employment with the Company was terminated by the Company for Cause, the Purchase Price shall be no greater than $0.01 per Share. The Board shall not take into consideration valuation discounts or premiums pertaining to minority interests, controlling interests, lack of marketability, nonvoting features or otherwise.

(iv) The Company and Grantee shall close and settle the sale of the Vested Shares identified in the Call Notice at the offices of the Company’s legal counsel or as otherwise mutually agreed to by the Company and Grantee. The Company shall pay the Purchase Price (A) in cash at closing to the extent of at least fifty percent (50%) of the Purchase Price, and (B) the balance in the form of a promissory note (the “Promissory Note”) executed by the Company in favor of Grantee, bearing interest on the unpaid principal balance at an annual rate equal to the annual prime commercial rate prevailing at the primary depository bank of the Company as of the settlement date, providing for five (5) equal annual principal and interest installments and amortization over a term of five (5) years, subject to prepayment in whole or in part at any time or times without penalty, and subject to acceleration upon the occurrence of a Change of Control. At closing, the Company shall pay the Purchase Price in accordance with the terms of this Section 2(d) and Grantee shall deliver any certificates evidencing the Shares being purchased to the Company properly endorsed in blank for transfer. If Grantee fails to deliver the Shares identified in the Call Notice duly endorsed for transfer to the Company at such closing, then all rights with respect to such Shares, including, without limitation, any right to vote or receive dividends with respect to such Shares, shall forthwith after such closing terminate, except only the right of the holder to receive the payment described above, without interest, upon surrender of their certificate or certificates therefor.

(e) Market Stand-off Agreement. Grantee hereby agrees that Grantee will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company of shares of its Common Stock or any other equity securities under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), on a registration statement on Form S-1, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days): (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for such offering or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Section 2(e) shall apply only to the IPO, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement and shall be applicable to Grantee only if all officers and directors are subject to the same restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all stockholders individually owning more than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock). The underwriters in connection with such registration are intended third-party beneficiaries of this Section 2(e) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Grantee further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 2(e) or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Company stockholders that are subject to such agreements, based on the number of shares subject to such agreements. As used herein, “IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

3. Escrow of Shares. For purposes of facilitating the enforcement of the provisions of Section 2 above, Grantee agrees to deliver a Stock Power in the form attached to this Agreement as Exhibit A executed by Grantee, in blank, and such stock certificate(s), if any, to the Secretary of the Company, or the Secretary’s designee, to hold such Shares (and stock certificate(s), if any) and Stock Power in escrow and to take all such actions and to effectuate all such transfers and/or releases as are required in accordance with the terms of this Agreement. Grantee hereby acknowledges that the Secretary of the Company, or the Secretary’s designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Grantee agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Grantee agrees that if the Secretary of the Company, or the Secretary’s designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

4. Investment and Taxation Representations. In connection with the grant of the Shares, Grantee represents to the Company the following:

(a) Grantee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Grantee does not have any present intention to transfer the Shares to any other person or entity.

(b) Grantee understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Grantee’s investment intent as expressed herein.

(c) Grantee further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Grantee further acknowledges and understands that the Company is under no obligation to register the securities.

(d) Grantee is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Grantee understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Exchange Act, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this Section 4(d), Grantee acknowledges and agrees to the restrictions set forth in Section 4(e) below.

(e) Grantee further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(f) Grantee represents that Grantee is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (attached hereto as Annex I).

(g) Grantee understands that Grantee may suffer adverse tax consequences as a result of Grantee’s receipt or disposition of the Shares. Grantee represents that Grantee has consulted any tax consultants Grantee deems advisable in connection with the receipt or disposition of the Shares and that Grantee is not relying on the Company for any tax advice.

5. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. In addition to any legend requirements contained in the Governing Documents, any stock certificate or, in the case of uncertificated securities, any notice of issuance, for the Shares, shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

“THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(b) Stop-Transfer Notices. Grantee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, the Plan or the Governing Documents or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any Grantee or other transferee to whom such Shares shall have been so transferred.

6. No Employment or Engagement Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent, subsidiary or affiliate of the Company, to terminate Grantee’s employment or engagement with the Company, for any reason, with or without cause.

7. Section 83(b) Election. Grantee understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the amount paid for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” means the right of the Company to buy back the Shares pursuant to the vesting set forth in Section 2(b) above. Grantee understands that Grantee may elect to be taxed at the time the Shares are granted, rather than when the Shares vest, by filing an election under Section 83(b) (an “83(b) Election”) of the Code with the Internal Revenue Service within 30 days from the date of grant. Grantee understands that failure to file such an election in a timely manner may result in adverse tax consequences for Grantee. Grantee further understands that an additional copy of such election form should be filed with Grantee’s federal income tax return for the calendar year in which the date of this Agreement falls. Grantee acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to the grant of the Shares hereunder, does not purport to be complete, and is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Grantee further acknowledges that the Company has directed Grantee to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Grantee may reside, and the tax consequences of Grantee’s death, and Grantee has consulted, and has been fully advised by, Grantee’s own tax advisor regarding such tax laws and tax consequences or has knowingly chosen not to consult such a tax advisor. Grantee further acknowledges that neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to Grantee with respect to the tax consequences of Grantee’s receipt of the Shares or of the making or failure to make an 83(b) Election. GRANTEE (AND NOT THE COMPANY, ITS AGENTS OR ANY OTHER PERSON) SHALL BE SOLELY RESPONSIBLE FOR APPROPRIATELY FILING SUCH FORM WITH THE IRS, EVEN IF GRANTEE REQUESTS THE COMPANY, ITS AGENTS OR ANY OTHER PERSON MAKE THIS FILING ON GRANTEE’S BEHALF.

If Grantee decides to make an 83(b) Election, Grantee agrees that Grantee will execute and deliver to the Company with this executed Agreement, a copy of the 83(b) Election, attached hereto as Exhibit B.

8. Miscellaneous.

(a) Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the State of Delaware and agree that any such litigation shall be conducted only in the state courts of Delaware or the United States District Court for the District of Delaware and no other courts.

(b) Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof.

(c) Amendments and Waivers. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.

(d) Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.

(e) Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.

(f) Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(g) Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(h) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Execution of a facsimile copy will have the same force and effect as execution of an original, and a facsimile signature will be deemed an original and valid signature.

(i) Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to this Agreement or any notices required by Applicable Law or the Company’s Certificate of Incorporation or the Governing Documents by email or any other electronic means. Grantee hereby consents to (i) conduct business electronically (ii) receive such documents and notices by such electronic delivery and (iii) sign documents electronically and agrees to participate through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

(j) Imposition of Other Requirements. The Company reserves the right to impose other requirements on Grantee’s participation in the Plan and on any Award or Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with Applicable Law or facilitate the administration of the Plan. Grantee agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, Grantee acknowledges that the laws of the country in which Grantee is working at the time of grant of this Agreement and the vesting or sale of Shares received pursuant to this Agreement (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject Grantee to additional procedural or regulatory requirements that Grantee is and will be solely responsible for and must fulfill.

[Signature Page Follows]

The parties have executed this Agreement as of the date first set forth above.

THE COMPANY:

LB PHARMACEUTICALS INC

By:
(Signature)
Name:
Title:

Address:
575 Madison Avenue, 10th Floor
New York, NY 10022
Attention: Board of Directors

GRANTEE:

[NAME]

(Signature)

Address:

Email:

EXHIBIT A

STOCK POWER

(attached)

STOCK POWER

FOR VALUE RECEIVED, the undersigned (“Holder”), hereby sells, assigns and transfers unto       (“Transferee”)      shares of the Common Stock of LB Pharmaceuticals Inc, a Delaware corporation (the “Company”), standing in Holder’s name on the Company’s books as Certificate No.  whether held in certificated or uncertificated form, and does hereby irrevocably constitute and appoint       to transfer said stock on the books of the Company with full power of substitution in the premises.

Date:	HOLDER:

[NAME]

(Signature)

Address:

Email:

This Stock Power may only be used as authorized by the Restricted Stock Award Agreement between the Holder and the Company, dated [DATE] and the exhibits thereto.

[IF YOU WISH TO MAKE A SECTION 83(B) ELECTION, THE FILING OF SUCH ELECTION IS YOUR RESPONSIBILITY.

THE FORM FOR MAKING THIS SECTION 83(B) ELECTION IS ATTACHED TO THIS AGREEMENT.

YOU MUST FILE THIS FORM WITHIN 30 DAYS OF THE GRANT OF THE SHARES.

YOU (AND NOT THE COMPANY, ANY OF ITS AGENTS OR ANY OTHER PERSON) SHALL BE SOLELY RESPONSIBLE FOR FILING SUCH FORM WITH THE IRS, EVEN IF YOU REQUEST THE COMPANY, ITS AGENTS OR ANY OTHER PERSON TO MAKE THIS FILING ON YOUR BEHALF AND EVEN IF THE COMPANY, ANY OF ITS AGENTS OR ANY OTHER PERSON HAS PREVIOUSLY MADE THIS FILING ON YOUR BEHALF.

The election should be filed by mailing a signed election form by certified mail, return receipt requested to the IRS Service Center where you file your tax returns. See www.irs.gov.]

EXHIBIT B

ELECTION UNDER SECTION 83(B)

OF THE INTERNAL REVENUE CODE OF 1986

(attached)

ELECTION UNDER SECTION 83(B)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer’s gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER: [NAME]

ADDRESS:

IDENTIFICATION NO. OF TAXPAYER:

TAXABLE YEAR: 2024

2. The property with respect to which the election is made is described as follows: 4,000 shares of the Common Stock of LB Pharmaceuticals Inc, a Delaware corporation (the “Company”).

3. The date on which the property was transferred is:

4. The property is subject to the following restrictions: Forfeiture of the property (or some portion thereof) upon termination of taxpayer’s employment or consulting relationship.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $  .

6. The amount (if any) paid for such property: $0

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:	Print Name:

(Signature)

ANNEX I

Rule 506(d)(1)(i) to (viii) under the Securities Act of 1933, as amended

(i) Has been convicted, within ten years before such sale (or five years, in the case of issuers, their predecessors and affiliated issuers), of any felony or misdemeanor:

(A) In connection with the purchase or sale of any security;

(B) Involving the making of any false filing with the Commission; or

(C) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of Grantees of securities;

(ii) Is subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before such sale, that, at the time of such sale, restrains or enjoins such person from engaging or continuing to engage in any conduct or practice:

(A) In connection with the purchase or sale of any security;

(B) Involving the making of any false filing with the Commission; or

(C) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of Grantees of securities;

(iii) Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that:

(A) At the time of such sale, bars the person from:

(1) Association with an entity regulated by such commission, authority, agency, or officer;

(2) Engaging in the business of securities, insurance or banking; or

(3) Engaging in savings association or credit union activities; or

(B) Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before such sale;

(iv) Is subject to an order of the Commission entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(b) or 78o-4(c)) or section 203(e) or (f) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-3(e) or (f)) that, at the time of such sale:

(A) Suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment adviser;

(B) Places limitations on the activities, functions or operations of such person; or

(C)Bars such person from being associated with any entity or from participating in the offering of any penny stock;

(v) Is subject to any order of the Commission entered within five years before such sale that, at the time of such sale, orders the person to cease and desist from committing or causing a violation or future violation of:

(A) Any scienter-based anti-fraud provision of the federal securities laws, including without limitation section 17(a)(1) of the Securities Act of 1933 (15 U.S.C. 77q(a)(1)), section 10(b) of the Securities Exchange Act of 1934 (15 U.S.C. 78j(b)) and 17 CFR 240.10b-5, section 15(c)(1) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(c)(1)) and section 206(1) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-6(1)), or any other rule or regulation thereunder; or

(B) Section 5 of the Securities Act of 1933 (15 U.S.C. 77e).

(vi) Is suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(vii) Has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the Commission that, within five years before such sale, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, at the time of such sale, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(viii) Is subject to a United States Postal Service false representation order entered within five years before such sale, or is, at the time of such sale, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.